Ex 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)
	Three Months		Six Months
	Ended June 30		Ended June 30
	2005	2004	2005	2004
OPERATING REVENUES:
Gas utility	$186.0	$154.1	$702.7	$659.3
Electric utility	96.9	89.1	191.6	177.9
Energy services and other	43.3	33.5	109.1	84.9
Total operating revenues	326.2	276.7	1,003.4	922.1

OPERATING EXPENSES:
Cost of gas sold	116.3	97.0	487.2	462.7
Fuel for electric generation	29.4	23.8	56.3	46.6
Purchased electric energy	3.6	6.8	5.9	11.2
Cost of energy services and other	31.4	23.1	83.0	63.1
Other operating	65.8	60.0	136.9	131.2
Depreciation and amortization	38.5	34.9	75.6	67.4
Taxes other than income taxes	12.0	10.7	34.1	33.4
Total operating expenses	297.0	256.3	879.0	815.6

OPERATING INCOME	29.2	20.4	124.4	106.5

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	0.7	(4.9)	7.1	12.0
Other - net	1.6	1.8	4.0	(1.4)
Total other income	2.3	(3.1)	11.1	10.6

INTEREST EXPENSE	19.7	18.8	39.8	38.1

INCOME BEFORE INCOME TAXES	11.8	(1.5)	95.7	79.0

INCOME TAXES	(1.6)	(4.8)	26.2	20.9

NET INCOME	$13.4	$3.3	$69.5	$58.1

AVERAGE COMMON SHARES OUTSTANDING	75.6	75.6	75.6	75.5
DILUTED COMMON SHARES OUTSTANDING	76.1	75.8	76.2	75.9

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.18	$0.04	$0.92	$0.77

DILUTED	$0.18	$0.04	$0.91	$0.77

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	June 30,	December 31,
	2005	2004
ASSETS
Current Assets
Cash & cash equivalents	$9.5	$9.6
Accounts receivable - less reserves of $2.4 &
$2.0, respectively	103.7	173.5
Accrued unbilled revenues	47.1	176.6
Inventories	65.5	67.6
Recoverable fuel & natural gas costs	2.4	17.7
Prepayments & other current assets	102.6	141.3
Total current assets	330.8	586.3
Utility Plant
Original cost	3,524.6	3,465.2
Less: accumulated depreciation & amortization	1,343.0	1,309.0
Net utility plant	2,181.6	2,156.2
Investments in unconsolidated affiliates	195.5	180.0
Other investments	115.6	115.1
Non-utility property - net	244.3	229.2
Goodwill - net	207.1	207.1
Regulatory assets	87.5	82.5
Other assets	29.6	30.5
TOTAL ASSETS	$3,392.0	$3,586.9
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$61.2	$123.8
Accounts payable to affiliated companies	61.8	109.3
Refundable fuel & natural gas costs	21.8	6.3
Accrued liabilities	133.5	125.8
Short-term borrowings	252.9	412.4
Current maturities of long-term debt	38.6	38.5
Long-term debt subject to tender	-	10.0
Total current liabilities	569.8	826.1
Long-term Debt - Net of Current Maturities &Debt Subject to Tender	1,026.8	1,016.6
Deferred Income Taxes & Other Liabilities
Deferred income taxes	239.6	234.0
Regulatory liabilities & other removal costs	260.7	251.7
Deferred credits & other liabilities	168.5	163.2
Total deferred credits & other liabilities	668.8	648.9
Minority Interest in Subsidiary	0.4	0.4
Cumulative, Redeemable Preferred Stock of a Subsidiary	-	0.1
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
76.1 and 75.9 shares, respectively	528.6	526.8
Retained earnings	607.3	583.0
Accumulated other comprehensive loss	(9.7)	(15.0)
Total common shareholders' equity	1,126.2	1,094.8
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$3,392.0	$3,586.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	Six Months
	Ended June 30,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$69.5	$58.1
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	75.6	67.4
Deferred income taxes & investment tax credits	(0.1)	10.1
Equity in earnings of unconsolidated affiliates	(7.1)	(12.0)
Net unrealized (gain) on derivative instruments	(2.8)	(0.8)
Pension & postretirement periodic benefit cost	9.0	8.3
Other non-cash charges - net	12.0	13.3
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	189.7	119.2
Inventories	2.1	14.6
Recoverable fuel & natural gas costs	30.8	(1.6)
Prepayments & other current assets	39.9	45.3
Accounts payable, including to affiliated companies	(110.1)	(37.8)
Accrued liabilities	11.9	6.7
Changes in noncurrent assets	(3.3)	(5.1)
Changes in noncurrent liabilities	(9.3)	(5.6)
Net cash flows from operating activities	307.8	280.1
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from stock option exercises & other stock plans	-	3.9
Requirements for:
Dividends on common stock	(45.2)	(43.0)
Redemption of preferred stock of subsidiary	(0.1)	(0.1)
Net change in short-term borrowings	(159.5)	(149.4)
Net cash flows from financing activities	(204.8)	(188.6)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	7.2	21.0
Notes receivable & other collections	0.8	1.0
Requirements for:
Capital expenditures, excluding AFUDC equity	(104.3)	(111.3)
Unconsolidated affiliate investments	(6.8)	(9.0)
Net cash flows from investing activities	(103.1)	(98.3)
Net decrease in cash & cash equivalents	(0.1)	(6.8)
Cash & cash equivalents at beginning of period	9.6	15.3
Cash & cash equivalents at end of period	$9.5	$8.5

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2005	2004	2005	2004

REPORTED EARNINGS:
Utility Group	$7.8	$2.8	$55.9	$47.4

Non-regulated Group
Energy Marketing and Services	0.7	0.9	6.7	7.9
Mining	1.3	0.6	2.6	1.3
Synfuels related	3.4	3.3	6.5	6.2
Total Coal Mining	4.7	3.9	9.1	7.5
Utility Infrastructure Services	0.5	0.5	(0.5)	(0.1)
Other Businesses	(0.2)	(4.6)	(0.7)	(4.0)
Total Non-regulated Group	5.7	0.7	14.6	11.3

Corporate and Other	(0.1)	(0.2)	(1.0)	(0.6)

Vectren Consolidated	$13.4	$3.3	$69.5	$58.1

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2005	2004	2005	2004
OPERATING REVENUES:
Gas utility	$186.0	$154.1	$702.7	$659.3
Electric utility	96.9	89.1	191.6	177.9
Other	0.1	0.2	0.3	0.5
Total operating revenues	283.0	243.4	894.6	837.7

OPERATING EXPENSES:
Cost of gas sold	116.3	97.0	487.2	462.7
Fuel for electric generation	29.4	23.8	56.3	46.6
Purchased electric energy	3.6	6.8	5.9	11.2
Other operating	59.2	53.7	120.8	115.7
Depreciation and amortization	34.5	31.8	67.9	61.5
Taxes other than income taxes	11.7	10.4	33.5	32.7
Total operating expenses	254.7	223.5	771.6	730.4

OPERATING INCOME	28.3	19.9	123.0	107.3

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated affiliates	-	0.1	-	0.2
Other - net	1.1	1.4	3.3	3.2
Total other income	1.1	1.5	3.3	3.4

INTEREST EXPENSE	16.4	16.5	33.3	33.4

INCOME BEFORE INCOME TAXES	13.0	4.9	93.0	77.3

INCOME TAXES	5.2	2.1	37.1	29.9

NET INCOME	$7.8	$2.8	$55.9	$47.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2005	2004	2005	2004

GAS OPERATING REVENUES (Millions):

Residential	$120.4	$98.8	$468.9	$442.4
Commercial	48.1	43.0	194.7	185.1
Industrial	12.7	10.9	31.7	29.0
Miscellaneous Revenue	4.8	1.4	7.4	2.8
	$186.0	$154.1	$702.7	$659.3

GAS MARGIN (Millions):

Residential	$45.2	$36.0	$140.0	$127.8
Commercial	12.7	10.1	45.6	41.6
Industrial	9.7	9.2	25.3	24.1
Miscellaneous	2.1	1.8	4.6	3.1
	$69.7	$57.1	$215.5	$196.6

GAS SOLD & TRANSPORTED (MMDth):

Residential	9.2	8.5	47.6	49.9
Commercial	4.3	4.3	20.9	22.0
Industrial	19.2	17.9	46.0	45.3
	32.7	30.7	114.5	117.2

AVERAGE GAS CUSTOMERS

Residential	885,954	876,405	893,186	883,990
Commercial	82,870	81,590	83,586	82,484
Industrial	1,635	1,569	1,606	1,568
	970,459	959,564	978,378	968,042

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days	88%	73%	92%	92%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)
	Three Months		Six Months
	Ended June 30		Ended June 30
	2005	2004	2005	2004
ELECTRIC OPERATING REVENUES (Millions):
Residential	$29.7	$29.4	$58.1	$56.7
Commercial	23.7	22.6	44.0	41.5
Industrial	29.8	27.3	55.8	52.2
Municipals	6.6	6.0	12.2	11.4
Miscellaneous Revenue	1.5	3.0	2.4	6.6
Total Retail	91.3	88.3	172.5	168.4
Net Wholesale Revenues	5.6	0.8	19.1	9.5
	$96.9	$89.1	$191.6	$177.9

ELECTRIC MARGIN (Millions):
Residential	$22.9	$23.2	$45.0	$44.4
Commercial	16.8	16.3	31.8	30.3
Industrial	16.3	16.1	31.6	30.6
Municipals	3.5	3.5	6.8	6.6
Miscellaneous	1.6	1.2	2.4	2.9
Total Retail	61.1	60.3	117.6	114.8
Net Wholesale Margin	2.8	(1.8)	11.8	5.3
	$63.9	$58.5	$129.4	$120.1

ELECTRICITY SOLD (GWh):
Residential	329.0	361.1	691.3	737.1
Commercial	336.5	354.1	640.1	649.7
Industrial	651.1	635.9	1,270.0	1,258.5
Municipals	169.4	158.0	319.0	310.2
Miscellaneous Sales	4.3	54.2	9.1	107.5
Total Retail	1,490.3	1,563.3	2,929.5	3,063.0
Wholesale	632.9	593.8	1,696.9	1,105.1
	2,123.2	2,157.1	4,626.4	4,168.1

AVERAGE ELECTRIC CUSTOMERS
Residential	119,720	118,723	119,776	118,830
Commercial	18,695	18,446	18,661	18,417
Industrial	107	107	106	106
All Others	55	21	55	21
	138,577	137,297	138,598	137,374

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days	88%	73%	92%	92%
Cooling Degree Days	93%	120%	92%	120%